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                                                                      EXHIBIT 99


            FULLY PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)

     The following unaudited pro forma combined condensed balance sheet as of June 30, 1995, and the unaudited pro forma combined condensed statement of income for the year ended June 30, 1995, combine the historical financial statements of FAC, HFB, and Charter. The pro forma combined condensed statements give effect to the affiliations of each institution with FAC as if the affiliation occurred on June 30, 1995, with respect to the balance sheet, and as of July 1, 1994, for the income statement. The pro forma combined condensed statements give effect to the expected merger of FAC with HFB under the pooling-of-interests method of accounting and give effect to the expected affiliation of FAC with Charter under the purchase method of accounting. The pooling-of-interests method of accounting combines assets and liabilities at their historical bases and restates the results of operations as if FAC and HFB had been combined at the beginning of the reported period. The purchase method of accounting requires that all assets and liabilities of Charter be adjusted to their estimated fair market value as of the date of acquisition. Since purchase accounting does not permit restatement of results for prior periods, Charter pro forma information is only presented as of and for the year ended June 30, 1995.

     The unaudited pro forma combined condensed statement of income do not include nonrecurring merger-related one-time charges. It is anticipated that approximately $4.5 million, net of taxes, will be expensed as incurred in connection with the merger of FAC and HFB. Additionally, the unaudited pro forma combined condensed financial statements do not give effect to any cost savings which may be realized following the two mergers.

     The pro forma financial statements are provided for informational purposes. The pro forma combined condensed statement of income is not necessarily indicative of the actual results that would have been achieved had the acquisitions been consummated at the beginning of the period presented, and is not indicative of future results. The pro forma financial statements should be read in conjunction with the audited financial statements and the notes thereof of FAC and Charter incorporated by reference herein.

     FAC reports its financial information on the basis of a December 31 fiscal year. HFB and Charter report their financial information on the basis of a June 30 fiscal year. The information for FAC in the pro forma combined condensed statement of income has been restated to conform with HFB's and Charter's fiscal year end.

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              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                 JUNE 30, 1995
                             (DOLLARS IN THOUSANDS)

                                                                     FAC                                     FAC          FAC
                                                                  PRO FORMA                               PRO FORMA      FULLY
                                                     PURCHASE        WITH                     POOLING        WITH      PRO FORMA
                               FAC       CHARTER    ADJUSTMENTS    CHARTER         HFB      ADJUSTMENTS      HFB        COMBINED
                            ----------   --------   -----------   ----------     --------   -----------   ----------   ----------
ASSETS
Cash and due from banks...  $  413,232   $ 24,150  $ (49,340)(h) $  388,042      $ 14,878                $  428,110   $  402,920
Time deposits with other
  banks...................      26,284                               26,284                                  26,284       26,284
Securities:
  Held to maturity........   1,461,960    295,191       (814)(c)  1,756,337       170,622                 1,632,582    1,926,959
  Available for sale......     558,671      7,603                   566,274        20,213                   578,884      586,487
                            ----------   --------   --------     ----------      --------     -------   -----------   ----------
    Total securities......   2,020,631    302,794       (814)     2,322,611       190,835     $     0     2,211,466    2,513,446
                            ----------   --------   --------     ----------      --------     -------    ----------   ----------
Federal funds sold and
  securities purchased
  under agreements to
  resell..................      83,805                               83,805         7,000                    90,805       90,805
Trading account
  securities..............      29,224                               29,224                                  29,224       29,224
Total loans...............   5,285,743    410,104     (8,529)(c)  5,687,318       301,768                 5,587,511    5,989,086
Unearned discount and net
  deferred loan fees......       5,463      1,272                     6,735         1,908                     7,371        8,643
                            ----------   --------   --------     ----------      --------     -------    ----------   ----------
  Loans, net of unearned
    discount and net
    deferred loan fees....   5,280,280    408,832     (8,529)     5,680,583       299,860           0     5,580,140    5,980,443
Allowance for possible
  loan losses.............     126,575      5,021                   131,596         2,327                   128,902      133,923
                            ----------   --------   --------     ----------      --------     -------    ----------   ----------
  Total net loans.........   5,153,705    403,811     (8,529)     5,548,987       297,533           0     5,451,238    5,846,520
                            ----------   --------   --------     ----------      --------     -------    ----------   ----------
Premises and equipment,
  net.....................     110,186      5,876                   116,062         6,786                   116,972      122,848
Foreclosed properties.....       9,256      7,006                    16,262                                   9,256       16,262
Other assets..............     224,823      7,690      8,822(d)     266,110        11,137       1,572(a)    237,532      278,819
                                                      24,775(e)
                            ----------   --------   --------     ----------      --------     -------    ----------   ----------
    TOTAL ASSETS..........  $8,071,146   $751,327  $ (25,086)    $8,797,387      $528,169     $ 1,572    $8,600,887   $9,327,128
                            ==========   ========   ========     ==========      ========     =======    ==========   ==========

LIABILITIES
Deposits..................  $6,158,336   $525,400  $  (3,854)(c) $6,679,882      $449,318                $6,607,654   $7,129,200
Short-term borrowings.....     819,993     63,614                   883,607           789                   820,782      884,396
Long-term debt............     251,637    104,500     (3,947)(c)    352,190        17,452                   269,089      369,642
Other liabilities.........     203,124     11,389      7,210(f)     222,845         6,836     $ 6,075(a)    216,035      235,756
                                                       1,122(g)
                            ----------   --------   --------     ----------      --------     -------    ----------   ----------
    TOTAL LIABILITIES.....   7,433,090    704,903        531      8,138,524       474,395       6,075     7,913,560    8,618,994
                            ----------   --------   --------     ----------      --------     -------    ----------   ----------
SHAREHOLDERS' EQUITY
Common stock..............     127,132         51      2,900(h)     130,032         3,186       9,744(b)    140,062      142,962
                                                         (51)(i)
Capital surplus...........      96,223     52,006     17,907(h)     114,130        16,510      (9,744)(b)   102,989      120,896
                                                     (52,006)(i)
Retained earnings.........     416,898     (5,612)     5,612(i)     416,898        35,070      (4,503)(a)   447,465      447,465
Other.....................      (1,696)       (49)        49(i)      (1,696)       (1,076)                   (2,772)      (2,772)
                            ----------   --------   --------     ----------      --------     -------    ----------   ----------
  Realized shareholders'
    equity................     638,557     46,396    (25,589)       659,364        53,690      (4,503)      687,744      708,551
Net unrealized gains
  (losses) on securities
  available for sale, net
  of tax..................        (501)        28        (28)(i)       (501)           84                      (417)        (417)
                            ----------   --------   --------     ----------      --------     -------    ----------   ----------
    TOTAL SHAREHOLDERS'
      EQUITY..............     638,056     46,424    (25,617)       658,863        53,774      (4,503)      687,327      708,134
                            ----------   --------   --------     ----------      --------     -------    ----------   ----------
    TOTAL LIABILITIES AND
      SHAREHOLDERS
      EQUITY..............  $8,071,146   $751,327  $ (25,086)    $8,797,387      $528,169     $ 1,572    $8,600,887   $9,327,128
                            ==========   ========   ========     ==========      ========     =======    ==========   ==========

(See footnotes on following page).

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

       FOOTNOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

     The pro forma adjustments are based on the best available preliminary information as of June 30, 1995, and may be different from the actual adjustments to reflect the fair value of the net assets purchased as of the date of acquisition of Charter. The final allocation of intangible assets between goodwill and other identifiable intangible assets has not been determined. Subsequent changes to the purchase adjustments, as well as the final allocation of the intangible assets between goodwill and other identifiable intangible assets may result in an adjustment to goodwill, which will have a corresponding impact on amortization expense.

(a) To record a liability for estimated one-time charges of $4,042,000 for various items such as severance and systems conversions and record a related deferred tax asset in the amount of $1,572,000, plus record a $2,033,000 estimated liability related to recapture of tax bad debt reserve related to conversion of HFB to a commercial bank.

(b) Reclassification of $9,744,000 of capital surplus to common stock to reflect the common stock of FAC of $127,132,000 plus the $5 par value of 2,586,000 shares of FAC common stock to be issued to effect the merger.

(c) Adjustment to reflect the estimated fair value of assets acquired and estimated fair value of liabilities assumed.

(d) To record estimated fair value of core deposit rights of $8,200,000 and loan servicing rights of $622,000.

(e) To record goodwill balance of $24,775,000 to reflect the excess of the total acquisition cost over the estimated fair value of the assets acquired less liabilities assumed.

(f) To record a liability for estimated one-time charges of $4,410,000 for various items such as severance and systems conversions, $1,400,000 of estimated deferred taxes related to Statement of Financial Accounting Standards No. 109, and $1,400,000 estimated liability related to tax loss carryforward.

(g) To record net deferred tax liability of $1,122,000 related to the net of
    (c), (d),and the $4,410,000 of one-time charges in (f).

(h) Reflects exchange of 1,955,000 FAC shares for Charter shares. FAC expects to issue 580,000 FAC shares and purchase and reissue 1,375,000 FAC shares. Common stock will increase $2,900,000 and surplus will increase $17,907,000 based on issuing 580,000 FAC shares. Using the closing price of FAC stock on June 30, 1995 of $35.875, $49,340,000 of cash will be used to purchase 1,375,000 FAC shares to exchange with Charter shareholders.

(i) Reflects reclassification of Charter's shareholders' equity with a reduction of common stock $51,000 a reduction of surplus of $52,006,000 an increase in retained earnings of $5,612,000, an increase in other of $49,000 and a decrease in net unrealized gains on securities available for sale of $28,000.

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

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                        FOR THE YEAR ENDED JUNE 30, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                   FAC                                   FAC         FAC
                                                                PRO FORMA                             PRO FORMA     FULLY
                                                 PURCHASE         WITH                  POOLING         WITH      PRO FORMA
                             FAC      CHARTER   ADJUSTMENTS      CHARTER      HFB     ADJUSTMENTS        HFB      COMBINED
                           --------   -------   -----------     ---------   -------   -----------     ---------   ---------
Interest income..........  $525,989   $53,117    $    779(a)    $576,924    $35,979                   $561,968    $612,903
                                                   (2,961)(e)
Interest expense.........   238,841    30,818       3,901(b)     273,560     17,798                    256,639     291,358
                           --------   -------     -------       --------    -------     -------       --------    --------
  Net interest income....   287,148    22,299      (6,083)       303,364     18,181                    305,329     321,545
Provision for loan
  losses.................   (10,000)    1,975                     (8,025)        82                     (9,918)     (7,943)
                           --------   -------     -------       --------    -------     -------       --------    --------
  Net interest income
    after provision......   297,148    20,324      (6,083)       311,389     18,099                    315,247     329,488
Non-interest income......    86,831     5,282                     92,113      2,755                     89,586      94,868
Non-interest expense.....   233,855    16,676         898(c)     253,081     12,241                    246,096     265,322
                                                    1,652(d)
                           --------   -------     -------       --------    -------     -------       --------    --------
Income before income tax
  expense................   150,124     8,930      (8,633)       150,421      8,613                    158,737     159,034
Income tax expense.......    54,908     3,373      (2,716)(f)     55,565      3,146                     58,054      58,711
                           --------   -------     -------       --------    -------     -------       --------    --------
Net income...............  $ 95,216    $5,557     $(5,917)      $ 94,856    $ 5,467                   $100,683    $100,323
                           ========   =======     =======       ========    =======     =======       ========    ========
Earnings per share.......  $   3.66                             $   3.57                              $   3.52    $   3.44
Weighted average common
  shares outstanding.....    26,020                               26,600                                28,606      29,186

                   FOOTNOTES TO UNAUDITED PRO FORMA COMBINED
                         CONDENSED STATEMENT OF INCOME

(a) $779,000 of accretion associated with purchase accounting adjustments related to securities and loans accreted over 12 years, the estimated remaining lives of the related assets.

(b) $3,901,000 of amortization associated with purchase accounting adjustments related to time deposits and long-term debt amortized over 2 years, the estimated remaining lives of the liabilities.

(c) $898,000 of amortization associated with purchase accounting adjustments related to core deposit rights and loan servicing rights amortized over 10 and 8 years, respectively, the estimated remaining lives of the assets.

(d) $1,652,000 of amortization associated with purchase accounting adjustments related to goodwill amortized over 15 years, the estimated life of the asset.

(e) Estimated reduction in interest income of $2,961,000 at a rate of 6%, which represents an investment rate at June 30, 1995, related to $49,340,000 of cash used to purchase FAC shares to exchange with Charter shareholders.

(f) Reduction in income tax at a rate of 38.9% related to net of amounts in (a),
    (b), (c), and (e).


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